UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07502

Dreyfus International Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6400

Date of fiscal year end:	05/31
Date of reporting period:	05/31/2016

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Emerging Markets Fund

ANNUAL REPORT May 31, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Fund, covering the 12-month period from June 1, 2015 through May 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

A choppy U.S. economic recovery generally has remained intact. New job creation, declining unemployment claims, improved consumer confidence, and higher housing prices have supported an economic expansion that so far has lasted seven years. In response, the Federal Reserve Board raised short-term interest rates in December 2015 for the first time in nearly a decade. Broad measures of U.S. stock and bond market performance exhibited heightened volatility on their way to posting relatively mild gains or losses for the reporting period overall.

On the other hand, the global economy has continued to struggle with persistently slow growth despite historically aggressive monetary policies as weak demand, volatile commodity prices, and the lingering effects of various financial crises took their toll. These developments proved especially challenging for stocks and riskier sectors of the bond market early in the reporting period, and a later rally was not enough to offset those losses. In contrast, high-quality sovereign bonds mostly benefited from falling interest rates.

While we are encouraged by the recent resilience of the financial markets, we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the months ahead. We encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona

President

The Dreyfus Corporation

June 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of June 1, 2015 through May 31, 2016, as provided by Warren Skillman and Gaurav Patankar, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended May 31, 2016, Dreyfus Emerging Markets Fund’s Class A shares produced a total return of -18.91%, Class C shares returned -19.57%, Class I shares returned -18.81%, and Class Y shares returned -18.50%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”), achieved a -17.63% total return for the same period.2

Emerging market equities lost substantial value during the reporting period due to various global economic concerns. Security selection shortfalls in India, China, and Taiwan dampened the fund’s performance compared to its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth. In seeking this objective, the fund invests at least 80% of its assets in the stocks of companies organized, or with a majority of assets or business, in emerging market countries. The fund considers emerging market countries to be generally all countries represented by the MSCI EM Index. Normally, the fund will not invest more than 25% of its total assets in any single emerging market country. We identify potential investments through quantitative and fundamental research, using a value-oriented, research-driven approach that emphasizes individual stock selection over economic and industry trends. We assess how a stock is valued relative to its intrinsic worth, the company’s efficiency and profitability, and the presence of a catalyst that could trigger an increase in the stock’s price in the near- or mid-term.

Markets Proved Volatile Amid Global Uncertainty

The MSCI EM Index declined sharply over the summer of 2015 in response to disappointing economic data and what was perceived by investors as a currency devaluation in China, falling commodity prices, and expectations that the Federal Reserve Board would soon raise U.S. interest rates. Emerging market equities began to reverse their decline in October 2015 after the Chinese central bank announced lower short-term interest rates and other measures intended to stimulate economic activity. However, a strengthening U.S. dollar and falling commodity prices sparked renewed market volatility from November 2015 through January 2016.

The emerging markets fared much better from February through the end of May. Investor sentiment improved in response to better-than-expected economic data, stabilizing oil prices, expectations of additional easing measures from major central banks, and indications that U.S. interest rates would rise more gradually than previously feared.

Fund Strategies Produced Mixed Results

The fund’s actual and relative performance was constrained during the reporting period by its positions in India, where overweighted exposure to a relatively weak market proved counterproductive. In addition, government-owned banks such as Bank of India and Oriental Bank of Commerce lost considerable value when the government’s efforts to stimulate economic activity did not gain traction and concerns intensified regarding non-performing loans. Materials producers Vedanta and Steel Authority of India fell along with commodity prices, and the fund did not own some of the better-performing Indian health care and consumer staples stocks.

In China, industrial stocks were hurt by the economic slowdown, including diversified conglomerate Shanghai Industrial Holdings and heavy-duty vehicle and engines manufacturer Weichai Power. Chinese consumer staples stocks, such as department store operator Parkson Retail Group, struggled

DISCUSSION OF FUND PERFORMANCE (continued)

when consumers turned away from mid-priced goods in favor of low-cost products and luxury items. Disappointing stock selections in Taiwan’s information technology sector also weighed on relative results. Semiconductor producer MediaTek was hurt by greater price competition, electronic components maker Radiant Opto-Electronics encountered declining demand from smartphone manufacturers, and the fund held underweighted exposure to the better-performing Taiwan Semiconductor Manufacturing.

In contrast, the fund’s relative performance was bolstered by overweighted exposure to a comparatively strong Korean market, where auto parts maker Hyundai Mobis benefited from favorable currency exchange rates, utility Korea Electric Power advanced amid lower input costs and benign regulatory tariffs, and Samsung Electronics held up well after reporting stable earnings. Political developments sparked a robust rally in Brazil, helping to support gains for securities exchange BM&F Bovespa. Moreover, São Paulo water utility Cia de Saneamento Básico do Estado de Sao Pãulo benefited from relief from drought conditions. In Mexico, favorable stock selections included discount airline operator Controladora Vuela Compañía de Aviación.

Seeing Improving Investor Sentiment

While the emerging markets have faced a number of challenges in recent years, we have seen signs of improvement. Investor sentiment rebounded during the closing months of the reporting period, currency fluctuations have stabilized, and valuations in some of the more economically sensitive industry groups appear attractive compared to historical norms. Nonetheless, the prospects of individual companies vary considerably, and selectivity is likely to remain central to investment success.

As of the reporting period’s end, the fund held overweighted positions in Brazil, China, India, and South Korea, but we have identified fewer opportunities in Mexico, South Africa, Malaysia, and the Philippines.

June 15, 2016

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures for the fund provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect through October 1, 2016, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 SOURCE: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index is a market capitalization-weighted index composed of companies representative of the market structure of select designated emerging market countries in Europe, Latin America, and the Pacific Basin. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Morgan Stanley Capital International Emerging Markets Index

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Emerging Markets Fund on 5/31/06 to a $10,000 investment made in the Morgan Stanley Capital International Emerging Markets Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a market capitalization-weighted index composed of companies representative of the market structure of 21 emerging market countries in Europe, Latin America and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets that are not purchasable by foreigners. The Index includes net dividends reinvested. These factors can contribute to the Index potentially outperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 5/31/16
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	6/28/96	-23.55%	-8.09%	0.56%
without sales charge	6/28/96	-18.91%	-6.99%	1.16%
Class C shares
with applicable redemption charge†	11/15/02	-20.37%	-7.73%	0.37%
without redemption	11/15/02	-19.57%	-7.73%	0.37%
Class I shares	11/15/02	-18.81%	-6.80%	1.36%
Class Y shares	7/1/13	-18.50%	-6.64%††	1.35%††
Morgan Stanley Capital International Emerging Markets Index		-17.63%	-4.83%	3.11%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Fund from December 1, 2015 to May 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 11.61	$ 14.82	$ 10.06	$ 8.72
Ending value (after expenses)	$1,001.50	$996.30	$1,001.00	$1,003.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 11.68	$ 14.93	$ 10.13	$ 8.77
Ending value (after expenses)	$1,013.40	$1,010.15	$1,014.95	$1,016.30

† Expenses are equal to the fund’s annualized expense ratio of 2.32% for Class A, 2.97% for Class C, 2.01% for Class I and 1.74% for Class Y, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2016

Common Stocks - 97.3%	Shares		Value ($)
Brazil - 8.9%
AES Tiete Energia	75,600		297,287
BM&FBovespa	27,900		122,916
Cia Hering	170,700		600,870
Duratex	399,971		802,466
Embraer, ADR	50,083		1,042,728
Fibria Celulose, ADR	126,387		1,172,871
Gerdau, ADR	694,220		1,069,099
Itau Unibanco Holding, ADR	164,926		1,321,057
JBS	407,700		1,128,238
Magnesita Refratarios	98,380	[a]	391,767
Petroleo Brasileiro, ADR	165,746	[a]	933,150
Randon Implementos e Participacoes	117,604	[a]	100,563
Telefonica Brasil, ADR	120,103		1,383,586
Vale, ADR	115,130		354,600
			10,721,198
Cambodia - .5%
NagaCorp	808,000		561,490
Chile - 1.7%
Cencosud	346,641		913,029
Empresa Nacional de Telecomunicaciones	120,868	[a]	1,045,785
Itau CorpBanca	4,133,030		33,040
			1,991,854
China - 18.8%
Anhui Conch Cement, Cl. H	611,000		1,478,210
CAR	728,000	[a]	697,951
China Communications Services, Cl. H	3,354,000		1,575,408
China Construction Bank, Cl. H	5,987,399		3,860,228
China Life Insurance, Cl. H	575,000		1,286,041
China Railway Construction, Cl. H	399,500		499,198
China Shenhua Energy, Cl. H	538,500		855,141
China ZhengTong Auto Services Holdings	528,000		192,290
CNOOC	817,000		975,679
Dongfeng Motor Group, Cl. H	860,000		958,414
ENN Energy Holdings	120,000		595,309
Haitong Securities, Cl. H	267,200		436,694
Industrial & Commercial Bank of China, Cl. H	6,140,090		3,255,435
Lianhua Supermarket Holdings, Cl. H	2,232,000	[a]	832,970

Common Stocks - 97.3% (continued)	Shares		Value ($)
China - 18.8% (continued)
Parkson Retail Group	9,174,452		861,867
Ping An Insurance Group Company of China, Cl. H	254,500		1,136,460
Shanghai Pharmaceuticals Holding, Cl. H	240,900		520,195
Sinotrans, Cl. H	450,000		193,997
Weichai Power, Cl. H	1,259,000		1,471,122
Zhejiang Expressway, Cl. H	842,000		788,825
			22,471,434
Hong Kong - 10.8%
Brilliance China Automotive Holdings	1,090,000		1,059,036
China Mobile	288,500		3,289,399
China Resources Cement Holdings	1,592,000		522,421
China Resources Power Holdings	1,037,989		1,629,632
COSCO Pacific	2,503,228		2,531,978
Galaxy Entertainment Group	144,000		483,660
Haier Electronics Group	411,000		664,306
Lee & Man Paper Manufacturing	826,000		546,362
Shanghai Industrial Holdings	995,000		2,243,336
			12,970,130
Hungary - .9%
Richter Gedeon	52,736		1,057,238
India - 11.0%
Bank of India	676,251		870,880
Chennai Super Kings Cricket	5,440,206	[a,b]	0
ICICI Bank	263,461		957,951
India Cements	1,075,584		1,505,834
NMDC	444,458		582,944
NTPC	564,297		1,200,552
Oriental Bank of Commerce	193,499		243,437
Power Grid Corporation of India	448,103		998,966
Punjab National Bank	383,609		450,399
Reliance Industries	148,233		2,110,202
Rolta India	397,903		424,308
State Bank of India	590,345		1,798,190
Steel Authority of India	779,254		495,684
Tech Mahindra	155,483		1,248,647
Vedanta	171,795		277,155
			13,165,149
Indonesia - .8%
Astra Agro Lestari	209,800	[a]	217,326

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 97.3% (continued)	Shares		Value ($)
Indonesia - .8% (continued)
Astra International	1,552,600		750,158
			967,484
Malaysia - .6%
CIMB Group Holdings	716,032		761,293
Mexico - 2.6%
Alpek	400,040		599,299
Consorcio ARA	625,549		216,235
Controladora Vuela Cia de Aviacion, ADR	5,713	[a]	110,318
Grupo Financiero Santander Mexico, Cl. B, ADR	163,959		1,480,550
Mexichem	339,500		714,621
			3,121,023
Philippines - .5%
Metropolitan Bank & Trust	300,840		560,316
Poland - 2.2%
Powszechna Kasa Oszczednosci Bank Polski	233,020	[a]	1,463,022
Powszechny Zaklad Ubezpieczen	151,631		1,200,406
			2,663,428
Russia - 3.8%
Gazprom, ADR	241,454		1,055,637
Lukoil, ADR	25,983		993,850
MegaFon, GDR	66,325		742,840
Rosneft, GDR	136,552		660,639
Sberbank of Russia, ADR	129,916		1,109,483
			4,562,449
South Africa - 2.7%
Barclays Africa Group	106,992		993,588
Imperial Holdings	88,676		789,924
Pioneer Foods Group	34,348		357,068
Sanlam	1,908		7,555
Shoprite Holdings	23,254		244,003
The Foschini Group	91,948		819,071
			3,211,209
South Korea - 19.4%
E-MART	11,245		1,717,226
Hyundai Engineering & Construction	23,229		666,581
Hyundai Marine & Fire Insurance	23,490		622,826
Hyundai Mobis	6,011		1,286,126
Hyundai Motor	14,680		1,718,292
KB Financial Group	65,261		1,867,260

Common Stocks - 97.3% (continued)	Shares	Value ($)
South Korea - 19.4% (continued)
Korea Electric Power	18,263	963,872
Korea Investment Holdings	16,042	601,003
KT	24,507	660,073
KT, ADR	49,747	720,834
LG Chem	3,391	771,070
LG Display	44,466	962,597
LG Electronics	10,074	474,200
Lotte Shopping	5,819	1,115,658
POSCO	6,654	1,161,295
Samsung Electronics	5,714	6,194,402
Shinhan Financial Group	22,758	755,226
SK Hynix	41,765	1,005,752
		23,264,293
Taiwan - 8.5%
Advanced Semiconductor Engineering	1,195,840	1,353,055
Casetek Holdings	160,000	608,356
Compal Electronics	1,382,000	813,627
Hon Hai Precision Industry	675,340	1,658,712
MediaTek	169,000	1,140,054
Mega Financial Holding	841,000	616,325
Shin Kong Financial Holding	3,515,713	733,058
Simplo Technology	217,000	728,601
Taiwan Semiconductor Manufacturing	532,638	2,556,009
		10,207,797
Thailand - 1.6%
Bangkok Bank	419,760	1,944,584
Turkey - 1.3%
Cola-Cola Icecek	29,833	363,805
Turkiye Halk Bankasi	401,447	1,208,924
Turkiye Sise ve Cam Fabrikalari	1	1
		1,572,730
United Arab Emirates - .7%
Emaar Properties	477,000	811,644
Total Common Stocks (cost $113,437,136)		116,586,743

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks - 1.9%	Shares		Value ($)
Brazil - 1.9%
Banco do Estado do Rio Grande do Sul, Cl. B	357,000		824,925
Itausa - Investimentos Itau	177,504		350,725
Marcopolo	585,700		388,997
Randon Implementos e Participacoes	804,400	[a]	690,071
(cost $2,219,876)			2,254,718
Other Investment - .5%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $601,032)	601,032	[c]	601,032
Total Investments (cost $116,258,044)	99.7%		119,442,493
Cash and Receivables (Net)	.3%		342,063
Net Assets	100.0%		119,784,556

ADR—American Depository Receipt
GDR—Global Depository Receipt

aNon-income producing security.
b The valuation of this security has been determined in good faith by management under the direction of the Board of Directors. At May 31, 2016, the value of this security amounted to $0 or .0% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Financials	28.1
Information Technology	16.0
Consumer Discretionary	10.7
Materials	10.4
Industrials	8.9
Telecommunication Services	7.9
Energy	6.3
Consumer Staples	4.8
Utilities	4.8
Health Care	1.3
Money Market Investment	.5
99.7

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	115,657,012	118,841,461
Affiliated issuers	601,032	601,032
Cash		22,440
Cash denominated in foreign currency	748,212	740,746
Dividends receivable		353,330
Receivable for investment securities sold		287,397
Receivable for shares of Common Stock subscribed		793
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		74
Prepaid expenses		56,521
		120,903,794
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		519,290
Payable for shares of Common Stock redeemed		285,401
Payable for investment securities purchased		118,221
Accrued expenses		196,326
		1,119,238
Net Assets ($)		119,784,556
Composition of Net Assets ($):
Paid-in capital		442,519,075
Accumulated undistributed investment income—net		174,799
Accumulated net realized gain (loss) on investments		(326,083,424)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		3,174,106
Net Assets ($)		119,784,556

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	54,529,118	6,646,970	24,495,182	34,113,286
Shares Outstanding	6,975,809	867,231	3,049,585	4,351,099
Net Asset Value Per Share ($)	7.82	7.66	8.03	7.84

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended May 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $1,123,494 foreign taxes withheld at source):
Unaffiliated issuers	9,392,572
Affiliated issuers	4,682
Total Income	9,397,254
Expenses:
Management fee—Note 3(a)	3,894,449
Shareholder servicing costs—Note 3(c)	792,297
Custodian fees—Note 3(c)	639,560
Professional fees	185,202
Prospectus and shareholders’ reports	74,015
Registration fees	71,503
Distribution fees—Note 3(b)	60,906
Directors’ fees and expenses—Note 3(d)	59,794
Loan commitment fees—Note 2	5,652
Interest expense—Note 2	5,257
Miscellaneous	37,811
Total Expenses	5,826,446
Less—reduction in expenses due to undertaking—Note 3(a)	(623,111)
Less—reduction in fees due to earnings credits—Note 3(c)	(539)
Net Expenses	5,202,796
Investment Income—Net	4,194,458
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(123,401,527)
Net realized gain (loss) on financial futures	(3,366,811)
Net realized gain (loss) on forward foreign currency exchange contracts	(41,391)
Net Realized Gain (Loss)	(126,809,729)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	6,678,299	[a]
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	62
Net Unrealized Appreciation (Depreciation)	6,678,361
Net Realized and Unrealized Gain (Loss) on Investments	(120,131,368)
Net Increase from Payment by Affiliate	1,040,563
Net (Decrease) in Net Assets Resulting from Operations	(114,896,347)
[a]Including the effect of the net decrease in deferred capital gains tax of $89,528.

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended May 31,
	2016	2015
Operations ($):
Investment income—net	4,194,458	6,040,538
Net realized gain (loss) on investments	(126,809,729)	3,684,299
Net unrealized appreciation (depreciation) on investments	6,678,361	(42,694,729)
Net increase from payment by affiliate	1,040,563	-
Net Increase (Decrease) in Net Assets Resulting from Operations	(114,896,347)	(32,969,892)
Dividends to Shareholders from ($):
Investment income—net:
Class A	(1,424,638)	(841,798)
Class C	(95,243)	(15,172)
Class I	(29,328)	(6,328,552)
Class Y	(1,054,495)	(1,074,385)
Total Dividends	(2,603,704)	(8,259,907)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	8,916,104	16,025,600
Class C	360,621	1,756,537
Class I	79,291,853	181,088,527
Class Y	5,427,338	128,256,228
Dividends reinvested:
Class A	1,352,085	802,003
Class C	88,309	13,914
Class I	27,671	6,285,796
Class Y	698,700	495,297
Cost of shares redeemed:
Class A	(26,071,569)	(76,186,670)
Class C	(2,985,068)	(3,999,731)
Class I	(359,485,315)	(403,884,991)
Class Y	(22,803,110)	(58,225,640)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(315,182,381)	(207,573,130)
Total Increase (Decrease) in Net Assets	(432,682,432)	(248,802,929)
Net Assets ($):
Beginning of Period	552,466,988	801,269,917
End of Period	119,784,556	552,466,988
Undistributed (distributions in excess of) investment income—net	174,799	(852,296)

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended May 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	1,092,784	1,557,623
Shares issued for dividends reinvested	179,322	86,423
Shares redeemed	(3,274,548)	(7,433,486)
Net Increase (Decrease) in Shares Outstanding	(2,002,442)	(5,789,440)
Class C
Shares sold	45,076	176,861
Shares issued for dividends reinvested	11,918	1,529
Shares redeemed	(384,529)	(407,723)
Net Increase (Decrease) in Shares Outstanding	(327,535)	(229,333)
Class Ia
Shares sold	9,628,007	17,370,775
Shares issued for dividends reinvested	3,580	675,892
Shares redeemed	(45,810,302)	(39,671,216)
Net Increase (Decrease) in Shares Outstanding	(36,178,715)	(21,624,549)
Class Ya
Shares sold	690,537	11,898,567
Shares issued for dividends reinvested	92,666	53,315
Shares redeemed	(2,877,142)	(5,506,955)
Net Increase (Decrease) in Shares Outstanding	(2,093,939)	6,444,927

[a]During the period ended May 31, 2016, 17,476 Class Y shares representing $143,857, were exchanged for 17,388 Class I shares and during the period ended May 31, 2015, 10,967,201 Class I shares representing $118,833,049, were exchanged for 10,957,089 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended May 31,
Class A Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.88	10.37	9.65	8.88	13.36
Investment Operations:
Investment income—net[a]	.08	.07	.08	.07	.10
Net realized and unrealized gain (loss) on investments	(2.02)	(.47)	.70	.79	(3.39)
Total from Investment Operations	(1.94)	(.40)	.78	.86	(3.29)
Distributions:
Dividends from investment income-net	(.19)	(.09)	(.06)	(.09)	(.12)
Dividends from net realized gain on investments	-	-	-	-	(1.07)
Total Distributions	(.19)	(.09)	(.06)	(.09)	(1.19)
Payment by affiliate	.07	-	-	-	-
Net asset value, end of period	7.82	9.88	10.37	9.65	8.88
Total Return (%)[b]	(18.91)[c]	(3.84)	8.17	9.59	(24.70)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.20	1.86	1.87	1.82	1.78
Ratio of net expenses to average net assets	2.00	1.66	1.67	1.75	1.78
Ratio of net investment income to average net assets	1.02	.68	.80	.75	.92
Portfolio Turnover Rate	80.11	54.60	52.45	42.43	45.73
Net Assets, end of period ($ x 1,000)	54,529	88,714	153,122	222,808	331,575

a Based on average shares outstanding.
b Exclusive of sales charge.
c The total return would have been (19.63%) had payment not been made by The Bank of New York Mellon Corporation. See note 4.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class C Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.65	10.13	9.43	8.68	13.07
Investment Operations:
Investment income (loss)—net[a]	.03	(.01)	(.00)[b]	(.00)[b]	.01
Net realized and unrealized gain (loss) on investments	(1.99)	(.46)	.70	.75	(3.31)
Total from Investment Operations	(1.96)	(.47)	.70	.75	(3.30)
Distributions:
Dividends from investment income-net	(.10)	(.01)	-	(.00)[b]	(.02)
Dividends from net realized gain on investments	-	-	-	-	(1.07)
Total Distributions	(.10)	(.01)	-	(.00)[b]	(1.09)
Payment by affiliate	.07	-	-	-	-
Net asset value, end of period	7.66	9.65	10.13	9.43	8.68
Total Return (%)[c]	(19.57)[d]	(4.61)	7.42	8.67	(25.30)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.90	2.62	2.65	2.62	2.57
Ratio of net expenses to average net assets	2.70	2.42	2.46	2.55	2.57
Ratio of net investment income (loss ) to average net assets	.35	(.08)	(.02)	(.04)	.14
Portfolio Turnover Rate	80.11	54.60	52.45	42.43	45.73
Net Assets, end of period ($ x 1,000)	6,647	11,530	14,420	20,161	25,292

a Based on average shares outstanding.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.
d The total return would have been (20.20%) had payment not been made by The Bank of New York Mellon Corporation. See note 4.
See notes to financial statements.

	Year Ended May 31,
Class I Shares	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	9.90	10.41	9.70	8.93	13.45
Investment Operations:
Investment income—net[a]	.12	.10	.10	.10	.12
Net realized and unrealized gain (loss) on investments	(2.05)	(.48)	.71	.79	(3.42)
Total from Investment Operations	(1.93)	(.38)	.81	.89	(3.30)
Distributions:
Dividends from investment income-net	(.01)	(.13)	(.10)	(.12)	(.15)
Dividends from net realized gain on investments	-	-	-	-	(1.07)
Total Distributions	(.01)	(.13)	(.10)	(.12)	(1.22)
Payment by affiliate	.07	-	-	-	-
Net asset value, end of period	8.03	9.90	10.41	9.70	8.93
Total Return (%)	(18.81)[b]	(3.58)	8.42	9.89	(24.59)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.76	1.63	1.60	1.57	1.56
Ratio of net expenses to average net assets	1.56	1.43	1.41	1.50	1.56
Ratio of net investment income to average net assets	1.44	.98	1.03	.99	1.15
Portfolio Turnover Rate	80.11	54.60	52.45	42.43	45.73
Net Assets, end of period ($ x 1,000)	24,495	388,397	633,727	616,929	634,118

a Based on average shares outstanding.
b The total return would have been (19.51%) had payment not been made by The Bank of New York Mellon Corporation. See note 4.
See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended May 31,
Class Y Shares	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	9.90	10.42	9.04
Investment Operations:
Investment income—net[b]	.13	.05	.09
Net realized and unrealized gain (loss) on investments	(2.04)	(.42)	1.41
Total from Investment Operations	(1.91)	(.37)	1.50
Distributions:
Dividends from investment income-net	(.22)	(.15)	(.12)
Payment by affiliate	.07	-	-
Net asset value, end of period	7.84	9.90	10.42
Total Return (%)	(18.50)[c]	(2.81)	15.84[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.68	1.42	2.01[e]
Ratio of net expenses to average net assets	1.48	1.22	1.04[e]
Ratio of net investment income to average net assets	1.59	.47	.96[e]
Portfolio Turnover Rate	80.11	54.60	52.45
Net Assets, end of period ($ x 1,000)	34,113	63,825	1

a From July 1, 2013 (commencement of initial offering) to May 31, 2014.
b Based on average shares outstanding.
c The total return would have been (19.23%) had payment not been made by The Bank of New York Mellon Corporation. See note 4.
d Not annualized.
e Annualized.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Fund (the “fund”) is the sole series of Dreyfus International Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability

NOTES TO FINANCIAL STATEMENTS (continued)

in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2016 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1- Unadjusted Quoted Prices	Level 2-Other Significant Observable Inputs	Level 3- Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Foreign Common Stocks†	116,586,743	–	0	116,586,743
Equity Securities- Foreign Preferred Stocks†	2,254,718	–	–	2,254,718
Mutual Funds	601,032	–	–	601,032
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	74	–	74

† See Statement of Investments for additional detailed categorizations.
†† Amount shown represents unrealized appreciation at period end.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Equity Securities- Foreign Common Stock($)
Balance as of 5/31/2015	–
Realized gain (loss)	–
Change in unrealized appreciation (depreciation)	0
Purchases/ issuances	0
Sales/ dispositions	–
Transfers into Level 3	–
Transfers out of Level 3	–
Balance as of 5/31/2016	0
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 5/31/2016	0

At May 31, 2015, $488,758,675 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2016 were as follows:

Affiliated Investment Company	Value 5/31/2015 ($)	Purchases ($)	Sales ($)	Value 5/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Preferred Plus Money Market Fund	4,355,512	337,399,522	341,154,002	601,032.5

Certain affiliated investment companies may also invest in the fund. At May 31, 2016, Dreyfus Diversified International Fund, an affiliate of the fund, held 2,668,211 Class Y shares.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The fund follows an investment policy of investing primarily in emerging market countries. Because the fund’s investments are concentrated in emerging market countries, the fund’s performance is expected to be closely tied to social, political and economic conditions within such countries and to be more volatile than the performance of more geographically diversified funds.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from

NOTES TO FINANCIAL STATEMENTS (continued)

net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended May 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended May 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At May 31, 2016, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $499,997, accumulated capital losses $320,969,303 and unrealized depreciation $2,265,213.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to May 31, 2016. The fund has $26,164,691 of short-term capital losses and $294,804,612 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended May 31, 2016 and May 31, 2015 were as follows: ordinary income $2,603,704 and $8,259,907, respectively.

During the period ended May 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies, foreign capital gains taxes and class action settlement, the fund decreased accumulated undistributed investment income-net by $563,659 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million and prior to October 7, 2015, the unsecured credit facility with Citibank, N.A. was $430 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended May 31, 2016 was approximately $433,900 with a related weighted average annualized interest rate of 1.21%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, from June 1, 2015 through October 1, 2016, to waive receipt of a portion of the fund’s management fee in the amount of .20% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $623,111 during the period ended May 31, 2016.

During the period ended May 31, 2016, the Distributor retained $7,028 from commissions earned on sales of the fund’s Class A shares and $7,086 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended May 31, 2016, Class C shares were charged $60,906 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily

NOTES TO FINANCIAL STATEMENTS (continued)

net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended May 31, 2016, Class A and Class C shares were charged $160,234 and $20,302, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended May 31, 2016, the fund was charged $41,750 for transfer agency services and $2,143 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $539.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended May 31, 2016, the fund was charged $639,560 pursuant to the custody agreement.

During the period ended May 31, 2016, the fund was charged $10,069 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $127,186, Distribution Plan fees $4,246, Shareholder Services Plan fees $13,044, custodian fees $350,083, Chief Compliance Officer fees $4,010 and transfer agency fees $38,034, which are offset against an expense reimbursement currently in effect in the amount of $17,313.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended May 31, 2016, redemption fees charged and retained by the fund amounted to $25,466.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended May 31, 2016, amounted to $250,399,108 and $561,094,539, respectively.

During the period ended May 31, 2016, the fund received proceeds of $1,040,563 from a class action settlement from BNY Mellon related to foreign exchange transactions.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended May 31, 2016 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange

NOTES TO FINANCIAL STATEMENTS (continued)

or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. At May 31, 2016, there were no financial futures outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open forward contracts at May 31, 2016:

Forward Foreign Currency Exchange Contracts	Foreign Currency Amounts	Proceeds ($)	Value ($)	Unrealized Appreciation ($)
Sales:
Citigroup
Hungarian Forint,
Expiring
6/1/2016	16,200,119	57,556	57,482	74
Gross Unrealized Appreciation				74

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At May 31, 2016, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	74	-
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	74	-
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	74	-

The following table presents derivative assets net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of May 31, 2016:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	74		-	-	74

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2016:

Average Market Value ($)
Equity financial futures	56,048,330
Forward contracts	1,347,639

At May 31, 2016, the cost of investments for federal income tax purposes was $121,697,363; accordingly, accumulated net unrealized depreciation on investments was $2,254,870, consisting of $18,078,294 gross unrealized appreciation and $20,333,164 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Markets Fund (the sole series comprising Dreyfus International Funds, Inc.) as of May 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Fund at May 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
July 27, 2016

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby reports the following information regarding its fiscal year ended May 31, 2016:

- the total amount of taxes paid to foreign countries was $1,128,383.

- the total amount of income sourced from foreign countries was $10,491,888.

As required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2016 calendar year with Form 1099-DIV which will be mailed in early 2017. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,603,704 represents the maximum amount that may be considered qualified dividend income.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on February 17-18, 2016, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2015, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index. Dreyfus representatives discussed with the Board reasons for the fund’s underperformance, including its value-oriented investment approach.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board noted that the fund’s contractual management fee was above the Expense Group median, that the fund’s actual management fee was slightly above the Expense Group median and above the Expense Universe median and that the fund’s total expenses were above the Expense Group median and slightly above the Expense Universe median.

Dreyfus representatives noted that Dreyfus has agreed to waive receipt of a portion of the fund’s management fee in the amount of .20 of 1% of the value of the fund’s average daily total net assets until October 1, 2016.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the fee waiver arrangement and its effect on the profitability of Dreyfus and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board was concerned about the fund’s performance and agreed to closely monitor performance.

• The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board determined to renew the Agreement.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (72)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 136

———————

Peggy C. Davis (73)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 49

———————

David P. Feldman (76)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1985-present)

Other Public Company Board Memberships During Past 5 Years:

• BBH Mutual Funds Group (5 registered mutual funds), Director (1992-2014)

No. of Portfolios for which Board Member Serves: 35

———————

Ehud Houminer (75)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia

University (1992-present)

Other Public Company Board Memberships During Past 5 Years:

• Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 59

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Lynn Martin (76)

Board Member (2013)

Principal Occupation During Past 5 Years:

• President of The Martin Hall Group LLC, a human resources consulting firm (2005-2012)

Other Public Company Board Memberships During Past 5 Years:

• AT&T, Inc., a telecommunications company, Director (1999-2012)

• Ryder System, Inc., a supply chain and transportation management company, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Robin A. Melvin (52)

Board Member (2013)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; served as a board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 108

———————

Dr. Martin Peretz (76)

Board Member (1993)

Principal Occupation During Past 5 Years:

• Editor-in-Chief Emeritus of The New Republic Magazine (2011-2012) (previously,

Editor-in-Chief, 1974-2011)

• Director of TheStreet.com, a financial information service on the web (1996-2010)

• Lecturer at Harvard University (1969-2012)

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Rosalind G. Jacobs, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Daniel Rose, Emeritus Board Member
Philip L. Toia, Emeritus Board Member
Sander Vanocur, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 65 investment companies (comprised of 136 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 53 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 60 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager; from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is 40 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 66 investment companies (comprised of 161 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (66 investment companies, comprised of 161 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 61 investment companies (comprised of 157 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols: Class A: DRFMX Class C: DCPEX Class I: DRPEX Class Y: DYPEX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0327AR0516

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $44,513 in 2015 and $45,625 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,273 in 2015 and $6,430 in 2016.These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $11,946 in 2015 and $7,130 in 2016. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $604 in 2015 and $351 in 2016. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,773,877 in 2015 and $21,426,949 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus International Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date: July 21, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date: July 21, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date: July 21, 2016

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)